UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2002


                    Federal Agricultural Mortgage Corporation
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


       Federally chartered
       instrumentality of
        the United States               0-17440               52-1578738
 -------------------------------      ------------          --------------
 (State or other jurisdiction of      (Commission         (I.R.S. Employer
  incorporation or organization)       File Number)       Identification No.)



1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.           20036
     -----------------------------------------------------------   ------------
      (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  99    Press release dated May 30, 2002.

Item 9.  Regulation FD Disclosure.

     On May 30, 2002, the Registrant issued a press release to announce a conference call on May 31, 2002 for investors in its stock. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      May 30, 2002

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99                           Press Release Dated May 30, 2002           5

                                                                  Exhibit 99



                                      NEWS

       FOR IMMEDIATE RELEASE                                CONTACT
       ---------------------                                -------
          May 30, 2002                                    Jerome Oslick
                                                          202-872-7700

                  Farmer Mac Announces Investor Conference Call


     Washington, D.C. -- The Federal Agricultural Mortgage Corporation (Farmer Mac, NYSE: AGM and AGMA), the stockholder-owned instrumentality of the United States chartered by Congress to establish a secondary market for agricultural real estate and rural housing mortgage loans, announced today that it will hold a conference call beginning at 9:00 a.m. Eastern time, Friday, May 31, 2002 for Farmer Mac investors.

     The company said that while there are no developments within the company that could account for the recent loss in value of its Class C Common Stock, it is holding the call in order to reconfirm its strong financial condition and outlook to the financial community. Farmer Mac also reaffirmed its prior guidance that it is on track to meet or exceed analysts' expectations for both the second quarter and the full year.

     Additional information about Farmer Mac is available on Farmer Mac's website at www.farmermac.com. The conference call will be webcast on Farmer Mac's website, and an audio recording of that call will be available on Farmer Mac's website after the call is concluded.

Forward-Looking Statements

     This release includes forward-looking statements that reflect management's current expectations for Farmer Mac's future financial results. Management's expectations for Farmer Mac's future necessarily involve assumptions, estimates and the evaluation of risks and uncertainties. Various factors could cause actual events or results to differ materially from those expectations. Some of the important factors that could cause Farmer Mac's actual results to differ materially from management's expectations include uncertainties regarding: (1) the rate and direction of the development of the secondary market for agricultural mortgage loans; (2) the agricultural economy resulting from low commodity prices, weak demand for U.S. agricultural products and crop damage from natural disasters; (3) the effect on the agricultural economy of federal assistance to farmers provided for in the recently-passed farm bill; and (4) the possible establishment of additional statutory or regulatory restrictions on Farmer Mac, such as restrictions on Farmer Mac's investment authority. These and other factors are discussed in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission on March 27, 2002, and in Farmer Mac's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, as filed with the SEC on May 15, 2002. The forward-looking statements contained herein represent management's expectations as of the date of this release. Farmer Mac undertakes no obligation to release publicly the results of any revisions to the forward-looking statements included herein to reflect events or circumstances after today, or to reflect the occurrence of unanticipated events.

                                          * * * *